                                                                      Exhibit 23
                                                                      ----------


                         CONSENT OF INDEPENDENT AUDITORS


                We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Gorman-Rupp Company Employee Stock Purchase Plan of our report dated January 29, 2002, with respect to the consolidated financial statements of The Gorman-Rupp Company incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.



                                      /s/ Ernst & Young LLP


Cleveland, Ohio
April 9, 2002